1 TELEFLEX INCORPORATED FIRST QUARTER 2011 EARNINGS CONFERENCE CALL Exhibit 99.1

2 Conference Call Logistics The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on "Investors") Telephone replay available by dialing 888-286-8010 or for international calls, 617- 801-6888, pass code number 32439030

3 Introductions Benson Smith Chairman, President and CEO Randy Meier Executive Vice President and CFO Jake Elguicze Vice President, Investor Relations

4 4 4 4 4 4 Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, the expected launch of the Arrow NextStep antegrade catheter for chronic hemodialysis; our expectation of continued top-line growth with particular strength in the second half of 2011; our expectation that our gross and operating margins will expand from our first quarter 2011 levels; forecasted 2011 revenue, Medical Segment constant currency revenue growth, non-core asset revenue, adjusted earnings per share, earnings per share from non-core assets and cash flow from operations; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. These risks and uncertainties are addressed in the Company's SEC filings, including its most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include adjusted earnings per share; revenue growth on a constant currency basis; adjusted operating margins; adjusted selling, general and administrative expenses; adjusted operating expenses; adjusted operating income; adjusted cash flow from operations; and adjusted free cash flow from operations. Adjusted earnings per share (which we previously referred to as "adjusted cash earnings per share") excludes the effect of charges associated with our restructuring programs and asset impairments, losses and other charges related to refinancing transactions, costs associated with severance payments and benefits to be provided to our former chief executive officer, intangible amortization expense and the amortization of debt discount on convertible notes. Consistent with past practice, adjusted earnings per share has not been adjusted to exclude the benefit resulting from the forfeiture of equity awards. Constant currency revenue growth excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period and the comparable activity of companies acquired or divested within the most recent twelve-month period. Adjusted selling, general and administrative expenses, adjusted operating expenses and adjusted operating income exclude costs associated with severance payments and benefits to be provided to our former chief executive officer. Adjusted cash flow from operations excludes the impact of a tax refund and changes in certain accounting rules. Adjusted free cash flow, reflects cash flow from operations minus capital expenditures and dividends and excludes the impact of the adoption of ASC topic 860 and a tax refund. Consistent with past practice, Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation. Segment operating profit is defined as a segment's revenues reduced by its materials, labor and other product costs along with the segment's selling, engineering and administrative expenses and noncontrolling interest. Unallocated corporate expenses, restructuring costs, gain or loss on the sale of assets, acquisition integration costs, fair market adjustments for inventory, interest income and expense and taxes on income are excluded from the measure. The following slides reflect continuing operations.

5 FIRST QUARTER 2011 HIGHLIGHTS

6 First Quarter - Financial Highlights Revenue of $389 million, up 6% constant currency Research & development spending up 19% to 2.8% of revenue Adjusted EPS of $0.96 A (A) Previously referred to as "adjusted diluted cash earnings per share from continuing operations

First Quarter – Strategic Development Highlights

Completed acquisition of VasoNova Inc.

- Transaction valued at up to $55 million
- Addresses market need for catheter navigation and location confirmation technology
- Received 510(k) clearance to market tip location technology as an alternative to chest x-ray or fluoroscopy in adult patients

Completed global distribution agreement with Perouse Medical

- POLYSITE® intravenous implantable infusion ports
- Addresses need in product portfolio

7

Teleflex®

8 First Quarter - Strategic Development Highlights Completed divestiture of Marine business Transaction valued at ~ $122 million Consistent with strategy to exit cyclical assets Reclassified cargo container business to discontinued operations Expected 2011 revenue of ~ $50 million; minimal earnings contribution Results reflected in discontinued operations for first quarter 2011

9 First Quarter - New Product Introductions Arrow NextStep Antegrade Catheter for Chronic Hemodialysis Received 510(k) clearance Provides benefits of step-tip and split-tip catheters in a single solution Expected to launch in United States later this year

10 First Quarter - Group Purchasing Organization Update Group Purchasing Organization Contracts Awarded three new GPO contracts Received two GPO contract extensions Contracts for a combination of vascular access, surgical, respiratory, and anesthesia products

11 FIRST QUARTER 2011 FINANCIAL REVIEW

12 First Quarter - Financial Results Revenue of $389 million, up 6% as-reported and constant currency Medical constant currency revenue growth of 3% Aerospace constant currency revenue growth of 42% Gross margins of 45.3%; down 290 bps Adjusted operating margins of 15.6%, down 260 bps Adjusted EPS of $0.96, down 5%

13 FIRST QUARTER 2011 SEGMENT REVENUE REVIEW

14 Medical Critical Care Surgical Care Cardiac Care OEM 0.67 0.18 0.05 0.1 North America EMEA Asia Pacific Latin America Japan 0.51 0.37 0.06 0.03 0.03 Q1'11 Revenue Sales = $354.0 million, up 3% constant currency Q1'11 Constant Currency Revenue Results Critical Care: $237.1 million, up 5% Vascular access - up 6% Respiratory - up 8% Urology - up 5% Anesthesia - up 1% Surgical Care: $65.0 million, up 3% Cardiac Care: $17.7 million, down 4% OEM: $33.9 million, down 4%

15 Non-Core Assets North America EMEA Asia Pacific Latin America Japan 0 0.93 0.07 0 0 Q1'11 Revenue Sales = $34.7 million, up 42% constant currency Q1'11 Constant Currency Revenue Results Cargo Systems: $34.7 million, up 42% Significant increase in aftermarket spare & repair volume Wide-body unit shipments up ~ 50% Narrow-body unit volume flat Cargo Systems 1

16 2011 OUTLOOK

17 2011 Outlook

18 STRUCTURE and STRATEGY

19 Structure Current State Future State Aligned by region North America EMEA Asia Pacific Latin America Japan OEM Aligned by product & region Vascular Access Surgical Respiratory / Anesthesia Cardiac OEM EMEA Asia Pacific Latin America Japan Future state aligned to end-markets will drive improved results

20 Strategy Revenue Gross Margins Research & Development Operating Margins Pricing Sales force alignment Emerging market growth Clinical focus - not hospital supply Acquisitions to augment pipeline (e.g VasoNova) Pricing Product mix and facilities Non-core asset divestitures Pricing and mix shift Facilities and G&A reduction Non-core asset divestiture

21 Summary Expect continued top-line growth with particular strength in 2H'11 Gross and operating margins to expand from Q1'11 levels Committed to the achievement of "The High Fives"

22 QUESTION & ANSWER

23 APPENDICES

24 Appendix A - Reconciliation of Teleflex Selling, General and Administrative Expenses

25 Appendix B - Reconciliation of Teleflex Operating Expenses

26 Appendix C - Special Charge Income Statement Classification Summary

27 Appendix D - Quarter-to-Date Reconciliation of Medical Constant Currency Revenue Growth

28 Appendix E - Quarter-to-Date Reconciliation of Teleflex Incorporated Constant Currency Revenue Growth

29 Appendix F - Critical Care Vascular Access Respiratory Urology Anesthesia 0.44 0.19 0.15 0.22 N. America EMEA Asia Pac L. America Japan 0.49 0.39 0.05 0.04 0.03 Q1'11 Revenue Vascular sales up 6% Respiratory sales up 8% Urology sales up 5% Anesthesia sales up 1% End Market Growth Drivers Infection prevention - antimicrobial coatings - product features - specially designed kits Patient and provider safety focus Emerging markets Sales = $237.1 million, up 5% constant currency Q1'11 Constant Currency Revenue Results

30 Appendix G - Surgical Care N. America EMEA Asia Pac L. America Japan 0.49 0.39 0.09 0.02 0.01 Q1'11 Revenue Instrument sales up 1% Ligation sales up 4% Closure/Chest Drainage sales up 3% Minimally invasive surgical techniques Technology / product advances Emerging markets Instruments Ligation Closure/Chest Drainage Other 0.23 0.38 0.25 0.14 End Market Growth Drivers Sales = $65.0 million, up 3% constant currency Q1'11 Constant Currency Revenue Results

31 Appendix H - Cardiac Care N. America EMEA Asia Pac L. America Japan 0.3 0.48 0.13 0.05 0.04 Q1'11 Revenue Voluntary recall of 5800 Series Intra-Aortic Balloon Catheters announced in December 2010 negatively impacted sales in Q1'11 Emerging markets Technology innovation Aging population Pumps Catheters 0.23 0.77 End Market Growth Drivers Sales = $17.7 million, down 4% constant currency Q1'11 Constant Currency Revenue Results

32 Appendix I - OEM Q1'11 Revenue Specialty product sales down 7% Orthopedic product sales up 7% Technology innovation Speed to market Demographics Increased regulatory scrutiny on suppliers Specialty Products Orthopedic Products 0.75 0.25 N. America EMEA 0.85 0.15 End Market Growth Drivers Sales = $33.9 million, down 4% constant currency Q1'11 Constant Currency Revenue Results

33 Appendix J - First Quarter Income Statement from Continuing Operations Amounts in Millions, except per share

34 Appendix K - First Quarter EPS Reconciliation from Continuing Operations (A) In 2011, losses and other charges include approximately $9.3 million, net of tax, or $0.23 per share, related to the prepayment of Teleflex's outstanding senior notes issued in 2004, and related transaction fees and expenses; and approximately $3.5 million, net of tax, or $0.09 per share, in charges related to severance payments and benefits to be provided to our former chief executive officer.

35 Appendix L - Year-to-Date Cash Flow Summary ($ in Millions)

36 Appendix M - Reconciliation of 2011 Outlook Earnings per Share Guidance (A) Previously referred to as "adjusted diluted cash earnings per share from continuing operations A